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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Dated of earliest event reported): May 8, 2003

                             Resource America, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                          0-4408                    72-0654145
(State of incorporation             (Commission              (I.R.S. Employer
   or organization)                 File Number)            Identification No.)


             1845 Walnut Street, 10th Floor, Philadelphia, PA 19103
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (215) 546-5005









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Item 5.           Other Events
                  ------------

On May 8, 2003, Resource America, Inc. issued a press release regarding its earnings for the second quarter of fiscal 2003. A copy of this press release is furnished with this report as an exhibit.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

    (c) Exhibits

    Exhibit Number           Description of Document
    --------------           -----------------------
         99                      Press Release

Item 9.           Regulation FD Disclosure (including Item 12 information)
                  ------------------------

On May 8, 2003, Resource America, Inc. issued a press release regarding its earnings for the second quarter of fiscal 2003. A copy of this press release is furnished with this report as an exhibit. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RESOURCE AMERICA, INC.

Date: May 8, 2003                                By: Steven J. Kessler
                                                     ---------------------------
                                                 Steven J. Kessler
                                                 Chief Financial Officer






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